================================================================================



                                CORNERSTONE TOTAL
                                RETURN FUND, INC.










                                  ANNUAL REPORT
                                DECEMBER 31, 2002


================================================================================

CONTENTS

Letter to Shareholders                                                         1
Portfolio Summary                                                              3
Schedule of Investments                                                        4
Statement of Assets and Liabilities                                            8
Statement of Operations                                                        9
Statements of Changes in Net Assets                                           10
Financial Highlights                                                          11
Notes to Financial Statements                                                 12
Report of Independent Accountants                                             16
Results of Special Meeting of Stockholders                                    17
Tax Information                                                               18
Additional Information Regarding the Fund's Directors and Officers            19
Description of DividendReinvestment & Cash Purchase Plan                      21
Summary of General Information                                                23
Shareholder Information                                                       23
Privacy Policy Notice                                                         24







--------------------------------------------------------------------------------


LETTER TO SHAREHOLDERS

                                                              January 24, 2003

Dear Fellow Shareholders:

We are pleased to report the annual results of Cornerstone Total Return Fund, Inc. (the "Fund"), covering the year ended December 31, 2002. This Fund resulted from the merger in October 2002 of The Cornerstone Strategic Return Fund, Inc. with and into EIS Fund, Inc., and the subsequent name and stock ticker symbol changes. At the end of the period, the Fund's net assets were $60.2 million and the Net Asset Value ("NAV") per share was $12.89. The share price closed at $11.35 and the Fund's price discount to NAV finished at 11.9%. Distributions to shareholders during the year totaled $1.98 per share, most of which was classified as return-of-capital. The 2002 total investment return for a shareholder who reinvested their distributions was (19.3)%, outperforming the fund's benchmark S&P 500 Index, which returned (22.1)% for the year.

CREATING VALUE FOR OUR SHAREHOLDERS

Cornerstone Advisors, Inc. assumed portfolio management responsibilities for the Fund at the start of 2002. The primary goal of this Fund's investment manager is to add value for the owners of the Fund, our shareholders, by continuing to outperform the Fund's benchmark. This will be accomplished by focusing on portfolio performance, minimizing expenses, and taking advantage of the Fund's discount to NAV to benefit its shareholders.

The Fund attempts to enhance its portfolio performance by exploiting temporary and occasional mispricing in certain securities, which represent different parts of a fully diversified U.S. stock portfolio. The magnitude and availability of such opportunities are unpredictable and therefore, the portfolio outperfomance that results may vary considerably from year to year.

Over the past year, diligent attention to Fund expenses has reduced them substantially. In addition, Cornerstone Advisors, Inc. has extended its voluntary agreement to waive a substantial portion of its management fees to the extent that monthly operating expenses exceed a monthly rate of 0.1%. This effort demonstrates how seriously the manager views keeping expenses under control. It will provide a lower expense ratio than would otherwise be the case, resulting in what we believe to be one of the lowest expense ratios among comparable closed-end funds.

Additional contributions to Fund performance are anticipated from various actions designed to exploit the Fund's discount. First, repurchases of shares in the open market have been initiated which should enhance NAV performance, reduce the supply of shares available for sale, change the demand/supply balance, and reduce the discount. Second, the board has established a monthly distribution policy with a high fixed payout. These distributions allow shareholders to receive substantial portions of their investment in cash, or to continue their holdings in the Fund's stock by reinvesting in new shares. This policy gives flexibility to shareholders and such high payouts have a history of reducing or eliminating discounts in closed-end funds, possibly causing shares to trade at premiums. Furthermore, losses in the portfolio allowed most of the distributions for 2002 to be classified as return-of-capital, which defers the impact of capital gains taxes until significant Fund profits are realized in future periods.


--------------------------------------------------------------------------------
                                                                               1

LETTER TO SHAREHOLDERS (CONCLUDED)

MARKET ENVIRONMENT AND OUTLOOK

Throughout the year, it paid to keep a long-term view as the markets in 2002 retreated through the first three quarters only to recover some of the losses in the final period. Ultimately, not a single major U.S. industry equity group ended the year with a gain. Like the U.S., most of the major global indices were also down substantially. For most of 2002, our Fund's portfolio stayed fully invested with broad diversification across and within sectors and, at various times, utilized closed-end fund, fixed-income, and global equity positions. This approach served us well as many sectors flip-flopped between being leader and laggard, and led to Fund performance for the year that exceeded our benchmark.

After three straight years of market decline, we approach 2003 with cautious optimism. While uncertainty remains, the economy continues to show signs of recovery, and past bear markets have often ended with steep gains. We believe the most compelling current opportunities exist primarily in the beaten-down equity area, rather than in fixed-income investments. The world will continue to be a dangerous place and earning disappointments or unresolved international situations may prolong negative sentiment, but uncertainty also creates investment opportunity. Widespread investor discomfort may in fact be a good sign as markets often perform best after expectations are lowest.

The Fund's Board of Directors, officers and investment manager are all mindful of the trust that our shareholders have placed in us. We know you have a choice, we appreciate your support, and we look forward to continuing our service to you in the future.

Sincerely,




/s/ Ralph W. Bradshaw
Ralph W. Bradshaw
Chairman








--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------


TOP TEN, BY SECTOR

                                                                 Percent of
Sector                                                           Net Assets
--------------------------------------------------------------------------------
 1. Financials                                                     19.4
 2. Healthcare                                                     14.6
 3. Consumer Discretionary                                         14.2
 4. Information Technology                                         13.1
 5. Industrials                                                    11.0
 6. Consumer Staples                                                9.3
 7. Energy                                                          5.8
 8. Telecommunication Services                                      5.8
 9. Materials                                                       2.6
10. Utilities                                                       2.3







TOP TEN HOLDINGS, BY ISSUER


                                                                      Percent of
     Holding                                 Sector                   Net Assets
--------------------------------------------------------------------------------
1.   Microsoft Corp.                         Information Technology       3.6
2.   Exxon Mobil Corp.                       Energy                       3.1
3.   General Electric Co.                    Industrials                  3.1
4.   Wal-Mart Stores, Inc.                   Consumer Discretionary       3.1
5.   International Business Machines Corp.   Information Technology       2.5
6.   Citigroup Inc.                          Financials                   2.3
7.   Pfizer Inc.                             Healthcare                   2.3
8.   American International Group, Inc.      Financials                   2.1
9.   Johnson & Johnson                       Healthcare                   2.0
10.  Merck & Co. Inc.                        Healthcare                   1.9



--------------------------------------------------------------------------------
                                                                               3


--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                        NO. OF           VALUE
DESCRIPTION                                             SHARES          (NOTE A)
--------------------------------------------------------------------------------
EQUITY SECURITIES - 99.43%
UNITED STATES - 98.10%
CLOSED-END DOMESTIC FUNDS - 1.07%

Gabelli Global
 Multimedia Trust, Inc.                                 21,700          $138,880
John Hancock Bank & Thrift
 Opportunity Fund                                       62,700           472,758
Petroleum & Resources Corp.                              1,700            32,606
                                                                        --------
                                                                         644,244
                                                                        --------
CONSUMER DISCRETIONARY - 12.86%
AOL Time Warner Inc. +                                  31,500           412,650
Bed Bath & Beyond Inc. +                                 2,500            86,325
Best Buy Co., Inc. +                                     5,000           120,750
Carnival Corp.                                           5,300           132,235
Clear Channel
 Communications Inc. +                                   5,200           193,908
Comcast Corp., Class A +                                 8,508           200,534
Comcast Corp.,
 Special Class A +                                       7,500           169,425
Costco Wholesale Corp. +                                 4,600           129,076
CVS Corp.                                                5,000           124,850
Dana Corp.                                               2,500            29,400
Delphi Corp.                                             5,100            41,055
Dollar General Corp.                                     2,500            29,875
Eastman Kodak Co.                                        2,500            87,600
Federated Department Stores, Inc. +                      2,500            71,900
Ford Motor Co.                                          15,200           141,360
Fortune Brands, Inc.                                     2,500           116,275
Gannett Co., Inc.                                        2,500           179,500
Gap, Inc. (The)                                          6,900           107,088
General Motors Corp.                                     5,000           184,300
Harley-Davidson, Inc.                                    5,000           231,000
Harrah's Entertainment, Inc. +                           2,500            99,000
Hilton Hotels Corp.                                      5,000            63,550
Home Depot, Inc. (The)                                  17,800           426,488
Johnson Controls, Inc.                                   1,000            80,170
Kohl's Corp. +                                           2,500           139,875
Limited Brands                                           4,500            62,685
Lowe's Companies, Inc.                                   6,200           232,500
Mattel, Inc.                                             4,500            86,175
May Department Stores Co. (The)                          2,500            57,450
McDonald's Corp.                                        10,600           170,448
Monsanto Co.                                             1,773            34,130
Office Depot, Inc. +                                     2,500            36,900


--------------------------------------------------------------------------------
                                                         NO.OF             VALUE
DESCRIPTION                                              SHARES         (NOTE A)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (CONTINUED)
Omnicom Group Inc.                                       1,500          $ 96,900
Reebok International Ltd. +                              2,500            73,500
Sears, Roebuck & Co.                                     5,000           119,750
Staples, Inc. +                                          4,600            84,180
Starbucks Corp.+                                         2,500            50,950
Target Corp.                                             7,100           213,000
TJX Companies, Inc. (The)                                4,000            78,080
Viacom Inc.,
non-voting Class B +                                    14,000           570,640
Wal-Mart Stores, Inc.                                   36,400         1,838,564
Walt Disney Co. (The)                                   16,700           272,377
Yum! Brands, Inc. +                                      2,500            60,550
                                                                      ----------
                                                                       7,736,968
                                                                      ----------
CONSUMER STAPLES - 9.33%
Albertson's, Inc.                                        2,500            55,650
Anheuser-Busch
 Companies, Inc.                                         6,200           300,080
Archer-Daniels-Midland Co.                               5,650            70,060
Campbell Soup Co.                                        3,200            75,104
Coca-Cola Co. (The)                                     21,600           946,512
Coca-Cola Enterprises Inc.                               2,500            54,300
Colgate-Palmolive Co.                                    5,100           267,393
ConAgra Foods, Inc.                                      2,500            62,525
Del Monte Foods Co.                                      1,205             9,279
General Mills, Inc.                                      2,500           117,375
Gillette Co. (The)                                       8,600           261,096
Groupe Danone, ADR                                       2,700            72,090
H.J. Heinz Co.                                           2,700            88,749
J.M. Smucker Co. (The)                                     190             7,564
Kellogg Co.                                              2,500            85,675
Kimberly-Clark Corp.                                     5,000           237,350
Kroger Co. (The) +                                       6,600           101,970
PepsiCo, Inc.                                           12,600           531,972
Philip Morris Companies Inc.                            19,200           778,176
Procter & Gamble Co. (The)                              10,000           859,400
Safeway Inc. +                                           4,900           114,464
Sara Lee Corp.                                           6,300           141,813
Walgreen Co.                                             8,100           236,439
Wm. Wrigley Jr. Co.                                      2,500           137,200
                                                                      ----------
                                                                       5,612,236
                                                                      ----------

ENERGY - 5.84%
Anadarko Petroleum Corp.                                 2,500           119,750
Calpine Corp. +                                          3,000             9,780
CenterPoint Energy, Inc.                                 5,700            48,450

--------------------------------------------------------------------------------
See accompanying notes to financial statements.

4






--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------
                                                         NO.OF             VALUE
DESCRIPTION                                              SHARES         (NOTE A)
--------------------------------------------------------------------------------
ENERGY (CONTINUED)
ChevronTexaco Corp.                                      8,302          $551,917
ConocoPhillips                                           7,878           381,216
El Paso Corp.                                            4,800            33,408
Exxon Mobil Corp.                                       53,500          1,869,290
Marathon Oil Corp.                                       2,500            53,225
Occidental Petroleum Corp.                               5,000           142,250
Reliant Resources, Inc. +                                4,494            14,381
Schlumberger Ltd.                                        5,100           214,659
Unocal Corp.                                             2,500            76,450
                                                                      ----------
                                                                       3,514,776
                                                                      ----------

FINANCIALS - 19.43%

ACE Ltd.                                                 2,500            73,350
AFLAC Inc.                                               4,000           120,480
Allstate Corp. (The)                                     5,200           192,348
American Express Co.                                    11,100           392,385
American International Group, Inc.                      21,331         1,233,998
AmSouth Bancorp                                          1,800            34,560
Bank of America Corp.                                   10,900           758,313
Bank of New York Co., Inc. (The)                         5,900           141,364
Bank One Corp.                                           9,300           339,915
BB&T Corp.                                               4,500           166,455
Capital One Financial Corp.                              3,500           104,020
Charles Schwab Corp. (The)                              10,700           116,095
Chubb Corp. (The)                                        1,500            78,300
Citigroup Inc.                                          40,100         1,411,119
Fannie Mae                                               8,200           527,506
Fifth Third Bancorp                                      5,100           298,605
Fiserv, Inc. +                                           2,500            84,875
FleetBoston Financial Corp.                              8,500           206,550
Freddie Mac                                              5,800           342,490
Goldman Sachs Group, Inc. (The)                          3,000           204,300
Hartford Financial Services
Group, Inc. (The)                                        4,600           208,978
Household International, Inc.                            4,700           130,707
J.P. Morgan Chase & Co.                                 14,700           352,800
John Hancock Financial
Services, Inc.                                           3,500            97,650
KeyCorp                                                  2,000            50,280
Lehman Brothers
Holdings Inc.                                            2,500           133,225
Marsh & McLennan
Companies, Inc.                                          4,600           212,566



                                                         NO. OF          VALUE
DESCRIPTION                                              SHARES         (NOTE A)
--------------------------------------------------------------------------------
FINANCIALS (CONTINUED)

MBNA Corp.                                              10,050          $191,151
Mellon Financial Corp.                                   4,800           125,328
Merrill Lynch & Co., Inc.                                6,600           250,470
MetLife, Inc.                                            6,000           162,240
Morgan Stanley                                           9,900           395,208
National City Corp.                                      5,300           144,796
Northern Trust Corp.                                     1,100            38,555
PNC Financial
Services Group                                           1,400            58,660
Principal Financial
Group, Inc.                                              2,500            75,325
Progressive Corp. (The)                                  2,500           124,075
Prudential Financial, Inc.                               5,000           158,700
SouthTrust Corp.                                         1,600            39,760
State Street Corp.                                       1,600            62,400
SunTrust Banks, Inc.                                     1,500            85,380
Travelers Property
Casualty Corp., Class A +                                1,731            25,359
Travelers Property
Casualty Corp., Class B +                                3,558            52,125
U.S. Bancorp                                            15,700           333,154
Wachovia Corp.                                          11,600           422,704
Washington Mutual, Inc.                                  7,250           250,343
Wells Fargo & Co.                                       14,500           679,615
                                                                      ----------
                                                                      11,688,582
                                                                      ----------

HEALTHCARE - 14.62%

Abbott Laboratories                                     13,200           528,000
Amgen Inc. +                                             8,300           401,222
Baxter International Inc.                                5,100           142,800
Becton, Dickinson & Co.                                  2,500            76,725
Biomet, Inc.                                             2,500            71,650
Boston Scientific Corp. +                                3,000           127,560
Bristol-Myers Squibb Co.                                14,900           344,935
Cardinal Health, Inc.                                    5,000           295,950
CIGNA Corp.                                                800            32,896
Eli Lilly & Co.                                          9,100           577,850
Genzyme Corp. +                                          5,000           147,850
Guidant Corp. +                                          2,500            77,125
HCA Inc.                                                 2,600           107,900
Health Management
Associates, Inc.                                         2,500            44,750
Healthsouth Corp. +                                      2,500            10,500
Johnson & Johnson                                       22,600         1,213,846
King Pharmaceuticals, Inc. +                             2,500            42,975
McKesson Corp.                                           2,500            67,575


--------------------------------------------------------------------------------


                See accompanying notes to financial statements.
                                                                             5






--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                         NO.OF             VALUE
DESCRIPTION                                              SHARES         (NOTE A)
--------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
Medtronic, Inc.                                         10,100          $460,560
Merck & Co. Inc.                                        20,300         1,149,183
Pfizer Inc.                                             45,800         1,400,106
Pharmacia Corp.                                         10,400           434,720
Schering-Plough Corp.                                   11,400           253,080
Stryker Corp.                                            1,500           100,680
Tenet Healthcare Corp. +                                 5,000            82,000
UnitedHealth Group Inc.                                  2,500           208,750
Wyeth                                                   10,500           392,700
                                                                       ---------
                                                                       8,793,888
                                                                       ---------
INDUSTRIALS - 11.03%
3M Co.                                                   2,500           308,250
American Power
Conversion Corp. +                                       2,500            37,875
Automatic Data
Processing, Inc.                                         7,500           294,375
Boeing Co. (The)                                         6,700           221,033
Burlington Northern
Santa Fe Corp.                                           5,000           130,050
Caterpillar Inc.                                         2,500           114,300
Cendant Corp. +                                          7,100            74,408
Concord EFS, Inc. +                                      5,000            78,700
CSX Corp.                                                2,500            70,775
Dover Corp.                                              3,500           102,060
Emerson Electric Co.                                     4,500           228,825
FedEx Corp.                                              2,500           135,550
First Data Corp.                                         5,000           177,050
General Dynamics Corp.                                   2,500           198,425
General Electric Co.                                    76,500         1,862,775
Honeywell International Inc.                            12,300           295,200
Illinois Tool Works Inc.                                 2,500           162,150
Lockheed Martin Corp.                                    5,000           288,750
Masco Corp.                                              4,600            96,830
Norfolk Southern Corp.                                   3,000            59,970
Paychex, Inc.                                            5,000           139,500
Raytheon Co.                                             2,500            76,875
Southwest Airlines Co.                                   6,100            84,790
Transocean Inc.                                          5,000           116,000
Tyco International Ltd.                                 17,600           300,608
United Parcel Service Inc.,
Class B                                                  9,000           567,720
United Technologies Corp.                                4,700           291,118
Waste Management, Inc.                                   5,300           121,476
                                                                       ---------
                                                                       6,635,438
                                                                       ---------

--------------------------------------------------------------------------------
                                                         NO.OF             VALUE
DESCRIPTION                                              SHARES         (NOTE A)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 13.08%
Adobe Systems Inc.                                       2,500          $ 62,275
Agere Systems Inc., Class A +                               75               108
Agere Systems Inc., Class B +                            1,851             2,591
Agilent Technologies, Inc. +                             5,000            89,800
Altera Corp. +                                           1,200            14,808
Analog Devices, Inc. +                                   5,000           119,350
Apple Computer, Inc. +                                   2,500            35,825
Applied Materials, Inc. +                               19,400           252,782
Avaya Inc. +                                                17                41
CIENA Corp. +                                            1,500             7,710
Computer Associates
International, Inc.                                      5,200            70,200
Corning Inc. +                                           7,500            24,825
Dell Computer Corp. +                                   20,200           540,148
Electronic Data Systems Corp.                            7,500           138,225
EMC Corp. +                                              8,000            49,120
Hewlett-Packard Co.                                     15,842           275,017
Intel Corp.                                             52,500           817,425
International Business
Machines Corp.                                          19,200         1,488,000
Jabil Circuit, Inc. +                                    2,500            44,800
JDS Uniphase Corp. +                                     9,700            23,959
Linear Technology Corp.                                  5,000           128,600
Maxim Integrated
Products, Inc.                                           2,500            82,600
Micron Technology, Inc. +                                5,500            53,570
Microsoft Corp. +                                       42,400         2,192,080
Motorola, Inc.                                          16,100           139,265
Oracle Corp. +                                          43,100           465,480
PerkinElmer, Inc.                                        1,500            12,375
QUALCOMM Inc. +                                          3,400           123,726
Sanmina-SCI Corp. +                                      4,000            17,960
Siebel Systems, Inc. +                                   5,000            37,400
Solectron Corp. +                                        5,700            20,235
Sun Microsystems, Inc. +                                24,600            76,506
Texas Instruments Inc.                                  13,500           202,635
VERITAS Software, Corp. +                                3,200            49,984
Xerox, Corp. +                                           2,500            20,125
Xilinx, Inc. +                                           5,100           105,060
Yahoo! Inc. +                                            5,000            81,750
                                                                       ---------
                                                                       7,866,360
                                                                       ---------
MATERIALS - 2.56%
Air Products& Chemicals, Inc.                            2,500           106,875
Alcan Inc.                                               1,500            44,280
Alcoa Inc.                                               6,800           154,904



--------------------------------------------------------------------------------
See accompanying notes to financial statements.

6





--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002 (CONCLUDED)
--------------------------------------------------------------------------------

                                                         NO.OF             VALUE
DESCRIPTION                                              SHARES         (NOTE A)
--------------------------------------------------------------------------------
MATERIALS (CONTINUED)
Dow Chemical Co. (The)                                   7,200          $213,840
E.I. du Pont de Nemours & Co.                            8,300           351,920
Engelhard Corp.                                          2,500            55,875
Georgia-Pacific Corp.                                    2,500            40,400
International Paper Co.                                  4,800           167,856
Newmont Mining Corp.                                     2,500            72,575
Praxair, Inc.                                            3,500           202,195
Rohm & Hass Co.                                          2,500            81,200
Weyerhaeuser Co.                                         1,000            49,210
                                                                       ---------
                                                                       1,541,130
                                                                       ---------
REAL ESTATE INVESTMENT TRUSTS - 0.22%
Equity Office
Properties Trust                                         3,000            74,940
Plum Creek Timber
Company, Inc.                                            2,500            59,000
                                                                       ---------
                                                                         133,940
                                                                       ---------
TELECOMMUNICATION SERVICES - 5.77%
ALLTEL Corp.                                             2,500           127,500
AT&T Corp.                                               5,260           137,339
AT&T Wireless Services Inc. +                           15,567            87,954
BellSouth Corp.                                         15,200           393,224
Cisco Systems, Inc. +                                   55,500           727,050
Lucent Technologies Inc. +                               7,000             8,820
SBC Communications Inc.                                 33,200           900,052
Sprint Corp. (FON Group)                                 7,100           102,808
Sprint Corp. (PCS Group) +                               4,300            18,833
Verizon Communications Inc.                             24,900           964,875
                                                                       ---------
                                                                       3,468,455
                                                                       ---------
UTILITIES - 2.29%
American Electric Power
Company, Inc.                                            5,500           150,315
Dominion Resources, Inc.                                 5,000           274,500
Duke Energy Corp.                                        6,600           128,964
Edison International +                                   5,000            59,250
Exelon Corp.                                             2,500           131,925
FirstEnergy Corp.                                        5,000           164,850
Mirant Corp. +                                           4,000             7,560
Public Service Enterprise
Group Inc.                                               2,500            80,250


--------------------------------------------------------------------------------
                                                         NO.OF             VALUE
DESCRIPTION                                              SHARES         (NOTE A)
--------------------------------------------------------------------------------
UTILITIES (CONTINUED)
Scottish Power plc, ADR                                  4,000          $ 91,680
Southern Co. (The)                                       5,000           141,950
TXU Corp.                                                3,700            69,116
Williams
Companies, Inc. (The)                                    4,800            12,960
Xcel Energy, Inc.                                        5,500            60,500
                                                                      ----------
                                                                       1,373,820
                                                                      ----------
TOTAL UNITED STATES - 98.10%
(cost - $78,216,250)                                                  59,009,837
                                                                      ----------
CZECH REPUBLIC - 1.33%
CONSUMER DISCRETIONARY - 1.33%
Bonton AS (cost - $894,866)*+                         . 68,590           798,112
                                                                      ----------

TOTAL EQUITY SECURITIES - 99.43%
(cost - $79,111,116)                                                  59,807,949
                                                                      ----------

                                              PRINCIPAL
                                               AMOUNT
                                              (000'S)
SHORT-TERM INVESTMENT - 1.59%
REPURCHASE AGREEMENT - 1.59%
Bear, Stearns & Co., Inc.
(Agreement dated 12/31/02 to
be repurchased at $959,062)
1.10%, 01/02/03
(cost - $959,003)                               $959                     959,003
                                                                     -----------


TOTAL INVESTMENTS - 101.02%
(cost - $80,070,119) (Notes A,C,G)                                    60,766,952

LIABILITIES IN EXCESS OF
OTHER ASSETS - (1.02)%                                                  (615,577)
                                                                     -----------


NET ASSETS - 100.00%                                                 $60,151,375
                                                                     ===========

* Not readily marketable security (See Note A).
+ Non-income producing security.
  ADR American Depositary Receipts.




--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
                                                                             7


--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost $80,070,119) (Note A,G)                       $60,766,952
Cash collateral received for securities loaned (Note E)                       420,948
Receivables:
Investments sold                                                              348,749
Dividends and reclaims                                                         91,404
Prepaid expenses                                                                9,316
                                                                          -----------
Total Assets                                                               61,637,369
                                                                          -----------

LIABILITIES
Payables:
Investments purchased                                                         697,344
Upon return of securities loaned (Note E)                                     420,948
Capital shares repurchased (Note D)                                            86,101
Investment management fees (Note B)                                            52,852
Other accrued expenses                                                        228,749
Total Liabilities                                                           1,485,994
                                                                          -----------
NET ASSETS (applicable to 4,665,160 shares of common stock outstanding)   $60,151,375
                                                                          ===========

NET ASSET VALUE PER SHARE ($60,151,375 / 4,665,160)                       $     12.89
                                                                          ===========

NET ASSETS CONSISTS OF
Capital stock, $0.01 par value; 4,665,160 shares issued and outstanding
(15,000,000 shares authorized)                                            $    46,652
Paid-in capital                                                            94,168,147
Cost of 43,900 shares repurchased                                            (520,502)
Accumulated net realized loss on investments                              (14,239,755)
Net unrealized depreciation in value of investments                       (19,303,167)
                                                                          -----------
Net assets applicable to shares outstanding                               $60,151,375
                                                                          ===========




--------------------------------------------------------------------------------
See accompanying notes to financial statements.
8



--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT LOSS
Income (Note A):
    Dividends                                                       $   575,235
    Interest                                                            409,655
    Less: Foreign taxes withheld                                         (1,793)
                                                                    -----------
    Total Investment Income                                             983,097
                                                                    -----------

Expenses:
    Investment management fees (Note B)                                 385,363
    Legal and audit fees (Note B)                                        80,098
    Merger fees                                                          75,980
    Printing                                                             57,063
    Administration fees                                                  52,189
    Transfer agent fees                                                  35,111
    Directors' fees                                                      32,701
    NYSE listing fees                                                    31,664
    Accounting fees                                                      29,207
    Custodian fees                                                       14,810
    Insurance                                                             9,630
    Other                                                                 5,990
                                                                    -----------
    Total Expenses                                                      809,806
    Less: Management fee waivers (Note B)                              (170,496)
    Less: Fees paid indirectly (Note B)                                 (53,498)
                                                                    -----------
    Net Expenses                                                        585,812
                                                                    -----------
    Net Investment Income                                               397,285
                                                                    -----------


NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
    Net realized loss from investments                                  (10,666)
    Net change in unrealized depreciation in value of investments    (8,144,534)
                                                                    -----------
    Net realized and unrealized loss on investments                  (8,155,200)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(7,757,915)
                                                                    ===========




--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
                                                                               9



--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                                          For the Years Ended
                                                                                              December 31,
                                                                                          -------------------
                                                                                         2002           2001
                                                                                         ----           ----
DECREASE IN NET ASSETS
Operations:
Net investment income                                                               $    397,285    $  1,138,302
Net realized gain/(loss) on investments                                                  (10,666)        311,603
Net change in unrealized appreciation/(depreciation)
  in value of investments                                                             (8,144,534)        221,216
                                                                                    ------------    ------------

Net increase/(decrease) in net assets resulting from operations                       (7,757,915)      1,671,121
                                                                                    ------------    ------------

Dividends and distributions to shareholders (Note A,G):
  Net investment income                                                                 (397,285)     (1,444,190)
  Return-of-capital                                                                   (4,727,860)       (182,628)
                                                                                    ------------    ------------

  Total dividends and distributions to shareholders                                   (5,125,145)     (1,626,818)
                                                                                    ------------    ------------

Capital stock transactions (Note D):
  Net assets received in conjunction with Merger Agreement  (Note A)                  33,396,970            --
  Proceeds from 47,882 shares newly issued in reinvestment of distributions              610,487            --
  Cost of 43,900 and 8,000 shares repurchased, respectively                             (520,502)       (136,980)
                                                                                    ------------    ------------


  Net increase/(decrease) in net assets resulting from capital stock transactions     33,486,955        (136,980)
                                                                                    ------------    ------------


  Total increase/(decrease) in net assets                                             20,603,895         (92,677)
                                                                                    ------------    ------------


NET ASSETS
Beginning of year                                                                     39,547,480      39,640,157
                                                                                    ------------    ------------


End of year                                                                         $ 60,151,375    $ 39,547,480
                                                                                    ============    ============





See accompanying notes to financial statements.
10

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------




                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------------------
                                                 2002     2001    2000    1999    1998     1997     1996     1995      1994    1993
                                                 ----     ----    ----    ----    ----     ----     ----     ----      ----    ----
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year            $ 18.30  $ 18.28  $ 17.62  $18.78  $18.52  $ 18.23  $18.94  $ 16.87  $ 18.97  $ 18.54
                                              -------- -------- -------- ------- ------- -------- ------- -------- -------- --------
Net investment
 income                                          0.15     0.52     1.07    1.03    1.06     1.08    1.11     1.14     1.06     1.17
Net realized and unrealized
 gain/(loss) on investments                     (3.57)    0.24     0.63   (1.20)   0.23     0.38   (0.64)    2.05    (2.00)    0.71
                                              -------- -------- -------- ------- ------- -------- ------- -------- -------- --------
Net increase/(decrease) in net
 assets resulting from operations               (3.42)    0.76     1.70   (0.17)   1.29     1.46    0.47     3.19    (0.94)    1.88
                                              -------- -------- -------- ------- ------- -------- ------- -------- -------- --------
Dividends and distributions to shareholders:
 Net investment income                          (0.18)   (0.66)   (1.05)  (1.01)  (1.03)   (1.17)  (1.18)   (1.12)   (1.03)   (1.17)
 Net realized gain on investments                  --       --       --      --      --       --      --       --    (0.16)   (0.28)
Return-of-capital                               (1.80)   (0.09)      --      --      --       --      --       --       --       --
                                              -------- -------- -------- ------- ------- -------- ------- -------- -------- --------
Total dividends and
     distributions to shareholders              (1.98)   (0.75)   (1.05)  (1.01)  (1.03)   (1.17)  (1.18)   (1.12)   (1.19)   (1.45)
                                              -------- -------- -------- ------- ------- -------- ------- -------- -------- --------
Capital stock transactions:
Anti-dilutive effect due
  to capital stock repurchased                   0.02     0.01     0.01    0.02      --       --      --       --      0.03      --
Dilutive effect due to shares
     issued in reinvestment of distributions    (0.03)      --       --      --      --       --      --       --       --       --
                                              -------- -------- -------- ------- ------- -------- ------- -------- -------- --------
Total capital stock transactions                (0.01)    0.01     0.01    0.02      --       --      --       --      0.03      --
                                              -------- -------- -------- ------- ------- -------- ------- -------- -------- --------
Net asset value, end of year                  $ 12.89  $ 18.30  $ 18.28  $17.62  $18.78  $ 18.52  $18.23  $ 18.94  $ 16.87  $ 18.97
                                              ======== ======== ======== ======= ======= ======== ======= ======== ======== ========
Market value, end of year                     $ 11.350 $ 16.290 $ 15.875 $14.250 $16.560 $ 16.750 $15.750 $ 16.000 $ 14.625 $ 17.500
                                              ======== ======== ======== ======= ======= ======== ======= ======== ======== ========
Total investment return (a)                    (19.30)%   8.91%   19.02%  (8.39)%  5.55%   14.51%   5.68%   17.04%   (8.64)%   5.98%
                                              ======== ======== ======== ======= ======= ======== ======= ======== ======== ========



RATIOS/SUPPLEMENTAL
DATA
Net assets,
end of year (000 omitted)                     $60,151   $39,547  $39,640 $38,283 $41,069  $40,490 $39,887  $41,452  $36,928  $42,130
Ratio of expenses to average
net assets, net of fee                          1.50%      --       --      --      --       --      --       --       --       --
waivers(b) Ratio of expenses
 to average net assets,
 excluding fee waivers, if                      2.07%     3.01%    --      --      --       --      --       --       --       --
any(c)
Ratio of expenses to
average net assets,
net of fee waivers
but excluding fees
paid indirectly, if any                         1.63%     --       1.06%   1.05%   0.97%    1.08%   1.07%    1.08%    1.15%    1.08%
Ratio of net investment income
to
average net assets                              1.01%     2.77%    5.97%   5.60%   5.62%    5.89%   6.02%    6.26%    5.92%    6.07%
Portfolio turnover                             86.60%     0.00%   15.87%  16.09%  15.88%    2.91%   5.50%   25.07%   95.53%   81.23%

--------------------------------------------------------------------------------

(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(b)   Expenses are net of fees paid indirectly.
(c)   Expenses exclude fees paid indirectly.


--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
                                                                              11

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE A.
SIGNIFICANT ACCOUNTING POLICIES

Cornerstone Total Return Fund, Inc. (the "Fund") was incorporated in New York on March 16, 1973 and commenced investment operations on May 15, 1973. Its investment objective is to seek total return consisting of capital appreciation with current income as a secondary objective. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. On October 31, 2002, the Fund (then known as "EIS Fund, Inc.") consummated a merger with The Cornerstone Strategic Return Fund, Inc. (the "Predecessor Fund"). Pursuant to the terms of the agreement governing the merger, each share of common stock of the Predecessor Fund was converted into an equivalent dollar amount of full shares of common stock of the Fund, based on the net asset value of the Fund and the Predecessor Fund as of October 30, 2002 ($13.35 and $7.33, respectively), resulting in a conversion ratio of 0.5490 shares of the Fund for each share of the Predecessor Fund resulting in the issuance of 2,500,087 Fund shares. Cash was paid in lieu of fractional shares. Net assets of the Fund and the Predecessor Fund as of the merger date were $29,172,812 and $33,396,970, including unrealized depreciation of $5,895,432 and $12,013,315, respectively. In addition, the Predecessor Fund's net assets included undistributed capital losses of $14,137,957. Total net assets after the merger were $62,569,782. Upon the consummation of the merger, the Fund changed its name to Cornerstone Total Return Fund, Inc.

The following is a summary of significant accounting policies consistently followed by the Fund:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At December 31, 2002, the Fund held 1.33% of its net assets in a security valued in good faith by the Board of Directors with an aggregate cost of $894,866 and a fair value of $798,112. The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the New York Stock Exchange is closed.

REPURCHASE AGREEMENTS: The Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which Cornerstone Advisors, Inc. (the Fund's "Manager" or "Cornerstone") considers creditworthy. The seller under a repurchase agreement will be required to


--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Cornerstone monitors daily, the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

DISTRIBUTIONS OF INCOME AND GAINS: Effective January 2002, the Fund initiated a fixed, monthly distribution to shareholders. To the extent that these distributions exceed the current earnings of the Fund, the balance will be generated from sales of portfolio securities held by the Fund, which will either be short-term or long-term capital gains or a tax-free return-of-capital. Prior thereto, the Fund distributed at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/ tax differences in the character of income and expense recognition.

NOTE B. AGREEMENTS
Cornerstone serves as the Fund's investment manager with respect to all investments. As compensation for its management services, Cornerstone receives from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. Through December 31, 2002, Cornerstone voluntarily agreed to limit the Fund's annual operating expenses (excluding interest, taxes, brokerage commissions, legal fees, expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of the Fund's business) to 1.50% of the first $30,000,000 of annual average net assets, and 1% of average annual net assets in excess of $30,000,000. In addition, effective July 1, 2002, Cornerstone has voluntarily agreed to lower the waiver of its management fees to the Fund to the extent that monthly operating expenses exceed 0.10% of average net assets calculated monthly. Such undertaking continued through the end of 2002 and Cornerstone voluntarily agreed to continue the undertaking until December 31, 2003. For the year ended December 31, 2002, Cornerstone earned $385,363 for investment management services, of which it waived $170,496.



--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
Included in the Statement of Operations, under the caption FEES PAID INDIRECTLY, are expense offsets of $53,498 arising from credits earned on portfolio transactions executed with a broker, pursuant to a directed brokerage arrangement.

The Fund paid or accrued approximately $83,660, of which $25,000 was attributable to merger expense, for the year ended December 31, 2002 for legal services to Spitzer & Feldman P.C., counsel to the Fund. Mr. Westle, a partner of the firm, serves as secretary of the Fund.

At December 31, 2002, pursuant to regulatory filings, a single shareholder and his affiliates owned approximately 43% of the outstanding shares of the Fund based on a Schedule 13G/A filing with the Securities and Exchange Commission on February 7, 2003.

NOTE C. INVESTMENT IN SECURITIES
For the year ended December 31, 2002, purchases and sales of securities, other than short-term investments, were $46,787,509 and $33,860,519, respectively.

NOTE D. SHARE REPURCHASE PROGRAM
Pursuant to Section 23 of the Investment Company Act of 1940, as amended the Fund may in the future purchase shares of its common stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares. For the year ended December 31, 2002, the Fund repurchased 43,900 of its shares for a total cost of $ 540,395 at a weighted average discount of 13.56% from net asset value. The discount of the individual repurchases ranged from 9.87% - 16.26%. For the year ended December 31, 2001, the Fund purchased 8,000 shares in the open market at a cost of $136,980. These purchases were made at a weighted average discount to net asset value of 7.85%. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws.

All purchases are made in accordance with federal securities laws, with shares repurchased held in treasury, effective January 1, 2002.

NOTE E. SECURITIES LENDING
To generate additional income, the Fund may lend up to 33 1/3% of its total assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The value of securities on loan to brokers and the related collateral received at December 31, 2002, were $397,391 and $420,948, respectively. Any cash collateral received is reinvested into repurchase agreements, which in turn are collateralized by various U.S. Government and Agency securities.

During the year ended December 31, 2002, the Fund earned $595 in securities lending income that is included under the caption INTEREST in the Statement of Operations.

--------------------------------------------------------------------------------
14

--------------------------------------------------------------------------------
CORNERSTONE TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------
NOTE F. COLLATERAL FOR REPURCHASE AGREEMENT

Listed below is the collateral associated with the repurchase agreement with Bear, Stearns & Co. Inc. outstanding at December 31, 2002.

                    PRINCIPAL
                    AMOUNT                            MARKET
ISSUER              (000'S)             MATURITY      VALUE
------              -------             --------      -----

United States
  Treasury Bond,
  (interest only)     $2,365             2/15/20     $978,661
                                                     ========


NOTE G. FEDERAL INCOME TAXES
Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

At December 31, 2002, the components of distributable earnings on a tax basis, for the Fund were as follows:

Capital loss carryforwards             $(14,143,775)
Unrealized depreciation                 (19,399,147)
                                       ------------
Total loss                             $(33,542,922)
                                       ============



Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended December 31, 2002, the Fund did not realize any of these losses.

At December 31, 2002, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $14,143,775 of which $91,132 expires in 2008 and $14,052,643 expires in 2010.

At December 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $80,166,099, $475,748, $(19,874,895) and $(19,399,147), respectively.

At December 31, 2002, the Fund reclassified $4,710,268 from return-of-capital distributions to paid-in capital, to adjust for current period permanent book/tax differences. Net assets were not affected by these reclassifications.



--------------------------------------------------------------------------------
                                                                              15

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors
Cornerstone Total Return Fund, Inc.
New York, New York

We have audited the accompanying statement of assets and liabilities of Cornerstone Total Return Fund, Inc. (formerly, EIS Fund, Inc.), including the schedule of investments, as of December 31, 2002, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the nine years in the period then ended have been audited by other auditors, whose various reports dated February 8, 2002, January 31, 1997 and January 24, 1995 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cornerstone Total Return Fund, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 12, 2003




--------------------------------------------------------------------------------
16

RESULTS OF SPECIAL MEETING OF STOCKHOLDERS (UNAUDITED)


On October 25, 2002, the Special Meeting of Stockholders of Cornerstone Total Return Fund, Inc. (the "Fund") was held and the following matters were voted upon:

    1. To consider and vote upon the approval of a Merger Agreement and Plan of Reorganization dated October 25, 2002 whereby The Cornerstone Strategic Return Fund, Inc. ("CRF'), a Maryland corporation, will merge with and into EIS Fund, Inc. in accordance with the New York Business Corporation Law and the Maryland General Corporation Law.

                  FOR                AGAINST          ABSTAIN
                  ---                -------          -------
                  1,243,976          55,513           20,243

 2. To amend the Certificate of Incorporation to change the name of EIS from "EIS Fund, Inc." to "Cornerstone Total Return Fund, Inc."

                  FOR                AGAINST          ABSTAIN
                  ---                -------          -------
                  1,237,593          59,425           22,714



--------------------------------------------------------------------------------
                                                                              17

TAX INFORMATION (UNAUDITED)


Cornerstone Total Return Fund, Inc. (the "Fund") is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2002) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the year ended December 31, 2002, the following dividends and distributions per share were paid by the Fund:




Payment Date:               1/31/02        2/28/02       3/29/02      4/30/02        5/31/02       6/28/02
Ordinary Income:            $ 0.015        $ 0.015       $ 0.015      $ 0.015        $ 0.015       $ 0.015
Return-of-Capital:          $ 0.150        $ 0.150       $ 0.150      $ 0.150        $ 0.150       $ 0.150
                            -------        -------       -------      -------        -------       -------
Total:                      $ 0.165        $ 0.165       $ 0.165      $ 0.165        $ 0.165       $ 0.165
                            =======        =======       =======      =======        =======       =======

Payment Date:               7/31/02        8/30/02       9/30/02      10/25/02       11/29/02      12/31/02
Ordinary Income:            $ 0.015        $ 0.015       $ 0.015      $ 0.015        $ 0.015       $ 0.015
Return-of-Capital:          $ 0.150        $ 0.150       $ 0.150      $ 0.150        $ 0.150       $ 0.150
                            -------        -------       -------      -------        -------       -------
Total:                      $ 0.165        $ 0.165       $ 0.165      $ 0.165        $ 0.165       $ 0.165
                            =======        =======       =======      =======        =======       =======




Ordinary income dividends should be reported as dividend income on Form 1040. Dividends from net investment income are taxable as ordinary income. Return-of-capital distributions are not taxed as ordinary income dividends and are sometimes referred to as tax-free dividends or nontaxable distributions. A return-of-capital distribution reduces the cost basis of your shares in the Fund. Notification for calendar year 2002 was mailed in January 2003. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the ordinary income portion of the dividends received, but will not be subject to U.S. withholding tax on the amount of their non-taxable distributions.

In general, distributions received by tax exempt recipients (e.g., IRA's and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g. corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.



--------------------------------------------------------------------------------
18

ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS
(UNAUDITED)



NAME AND                      POSITION(S)           PRINCIPAL OCCUPATION                               POSITION WITH
ADDRESS (AGE)                 HELD WITH FUND        OVER LAST 5 YEARS                                  FUND SINCE
-----------------------------------------------------------------------------------------------------------------
Ralph W. Bradshaw* (52)       Chairman of the       President, Director and Shareholder of             2001; current
One West Pack Square          Board of Directors    Cornerstone Advisors, Inc.; Financial              term ends at
Suite 1650                    and President         Consultant; Vice President, Deep Discount          the 2003
Asheville, NC      28801                            Advisors, Inc. (1993-1999); Previous Director      Annual
                                                    of The Austria Fund, Inc.; Director of The         Meeting.
                                                    SMALLCap Fund, Inc., Progressive Return
                                                    Fund, Inc. and Cornerstone Strategic Value
                                                    Fund, Inc.

Thomas H. Lenagh (80)         Director              Chairman of the Board of Inrad Corp.;              2002; current
13 Allen's Corner Rd.                               Independent Financial Adviser; Director of         term ends at
Flemington, NJ 08822                                Cornerstone Strategic Value Fund, Inc.,            the 2003
                                                    Progressive Return Fund, Inc., Gintel Fund,        Annual
                                                    The Adams Express Company and Petroleum            Meeting.
                                                    and Resources Corporation.

Edwin Meese III (71)          Director              Distinguished Fellow, The Heritage                 2002; current
The Heritage Foundation                             Foundation, Washington D.C.; Distinguished         term ends at
214 Massachusetts Ave. NE                           Visiting Fellow at the Hoover Institution,         the 2003
Washington, D.C. 20002                              Stanford University; Distinguished Senior          Annual
                                                    Fellow at the Institute of United States           Meeting.
                                                    Studies, University of London; Formerly U.S.
                                                    Attorney General under President Ronald Reagan;
                                                    Director of Cornerstone Strategic Value Fund,
                                                    Inc. and Progressive Return Fund, Inc.

Scott B. Rogers (47)           Director             Chief Executive Officer, Asheville Buncombe       2001; current
30 Cumberland Ave.                                  Community Christian Ministry; President,          term ends at
Asheville, NC     28801                             ABCCM Doctor's Medical Clinic; Director,          the 2003
                                                    Southeastern Jurisdiction Urban Networkers;       Annual
                                                    Director, A-B Vision Board, Appointee, NC         Meeting.
                                                    Governor's Commission on Welfare to Work;
                                                    Chairman and Director, Recycling Unlimited;
                                                    Director, Interdenominational Ministerial
                                                    Alliance; Director of Cornerstone Strategic Value
                                                    Fund, Inc. and Progressive Return Fund, Inc.




--------------------------------------------------------------------------------
                                                                              19





ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS
(UNAUDITED) (CONCLUDED)


NAME AND                       POSITION(S)           PRINCIPAL OCCUPATION                           POSITION WITH
ADDRESS (AGE)                  HELD WITH FUND        OVER LAST 5 YEARS                              FUND SINCE
-------------------------------------------------------------------------------------------------------------------
Andrew A. Strauss (49)         Director           Attorney and senior member of Strauss &            2001; current
77 Central Avenue                                 Associates, P.A., Attorneys, Asheville and         term ends at
Suite F                                           Hendersonville, NC; previous President of          the 2003
Asheville, NC      28801                          White Knight Healthcare, Inc. and LMV              Annual
                                                  Leasing, Inc., a wholly owned subsidiary of        Meeting.
                                                  Xerox Credit Corporation; Director of
                                                  Cornerstone Strategic Value Fund, Inc.,
                                                  Progressive Return Fund, Inc., The SMALLCap
                                                  Fund, Inc., Memorial Mission Hospital
                                                  Foundation, Deerfield Episcopal Retirement
                                                  Community and Asheville Symphony.

Glenn W. Wilcox, Sr. (71)     Director            Chairman of the Board and Chief Executive          2001; current
One West Pack Square                              Officer of Wilcox Travel Agency, Inc.; Director,   term ends at
Suite 1700                                        Champion Industries, Inc.; Chairman of Tower       the 2003
Asheville, NC     28801                           Associates, Inc. (a real estate venture);          Annual
                                                  Director, Wachovia Corp.; Board Trustee and        Meeting.
                                                  Chairman, Appalachian State University; Board
                                                  Trustee and Director, Mars Hill College;
                                                  Director of The SMALLCap Fund, Inc.,
                                                  Cornerstone Strategic Value Fund, Inc. and
                                                  Progressive Return Fund, Inc.

Gary Bentz* (46)             Director, Vice       Chief Financial Officer and Shareholder of        2001; current
One West Pack Square         President and        Cornerstone Advisors, Inc.; Previous Director     term ends at
Suite 1650                   Treasurer            of The Austria Fund, Inc.; Financial Consul-      the 2003
Asheville, NC     28801                           tant, Certified Public Accountant; Chief          Annual
                                                  Financial Officer of Deep Discount Advisors,      Meeting.
                                                  Inc. (1993-2000); Director, Vice President and
                                                  Treasurer of Progressive Return Fund, Inc.
                                                  and Cornerstone Strategic Value Fund, Inc.
Thomas R. Westle (49)        Secretary            Partner, Spitzer & Feldman P.C. (May 1998-        2001
405 Park Avenue                                   present); Secretary of Cornerstone Strategic
New York, NY 10022                                Value Fund, Inc. and Progressive
                                                  Return Fund, Inc.


--------------------------------------------------------------------------------
* Designates a director who is an "interested person" of the Fund as defined by the Investment Company Act of 1940. Messrs. Bradshaw and Bentz are interested persons of the Fund by virtue of their current positions with the Investment Manager of the Fund.




--------------------------------------------------------------------------------
20

DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN
(UNAUDITED)


Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment & Cash Purchase Plan (the "Plan"), unless and until an election is made to withdraw from the Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify Fifth Third Bank (the "Agent") at Corporate Trust Operations, 38 Fountain Square Plaza, Mail Drop # 10AT66-3212, Cincinnati, OH 45202. Under the Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares an income dividend or a capital gain or other distribution (each, a "Dividend" and collectively, "Dividends"), the Agent, on the shareholders' behalf, will: (i) receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares") or, (ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the American Stock Exchange or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date of such dividend.

Registered shareholders who acquire their shares through Open Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a Shareholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any dividend, the shareholder will automatically receive such Dividends in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata



--------------------------------------------------------------------------------
                                                                              21

DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN
(UNAUDITED) (CONCLUDED)

share of brokerage commissions incurred with respect to the Agent's
Open Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all the participants in blocks and pro-rating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. Participants who receive shares pursuant to the Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.



--------------------------------------------------------------------------------
22

SUMMARY OF GENERAL INFORMATION

The Fund - Cornerstone Total Return Fund, Inc. is a closed-end, diversified investment company whose shares trade on the American Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income by investing primarily all of its assets in equity securities of U.S. and non-U.S. issuers whose securities trade on a U.S. securities exchange or over the counter or as American Depositary Receipts or other forms of depositary receipts which trade in the United States. The Fund is managed by Cornerstone Advisors, Inc.

SHAREHOLDER INFORMATION

Effective February 21, 2003, the Fund is listed on the American Stock Exchange (symbol "CRF"). The share price is published in: THE NEW YORK TIMES (daily) under the designation "Cnrstn TR" and THE WALL STREET JOURNAL (daily) and BARRON'S (each Monday) under the designation "CornstnTtlRtn." The net asset value per share is published under "Closed-End Funds" each Sunday in THE NEW YORK TIMES under the designation "Cnrstn TR" and each Monday in THE WALL STREET JOURNAL and BARRON'S under the designation "CornrstnTtlRtn Fd."


--------------------------------------------------------------------------------
NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT CORNERSTONE TOTAL RETURN FUND, INC. MAY FROM TIME TO TIME PURCHASE SHARES OF ITS CAPITAL STOCK IN THE OPEN MARKET.
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
                                                                              23

PRIVACY POLICY NOTICE

The following is a description of Cornerstone Total Return Fund, Inc.'s (the "Fund") policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

   1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
   2. Information about the Consumer's transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

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









                      CORNERSTONE TOTAL RETURN FUND, INC.

================================================================================
DIRECTORS AND CORPORATE OFFICERS
Ralph W. Bradshaw               Chairman of the Board of
                                  Directors and President
Gary A. Bentz                   Director, Vice President
                                  and Treasurer
Thomas H. Lenagh                Director
Edwin Meese III                 Director
Scott B. Rogers                 Director
Andrew A. Strauss               Director
Glenn W. Wilcox, Sr.            Director
Thomas R. Westle                Secretary

INVESTMENT MANAGER              STOCK TRANSFER AGENT
Cornerstone Advisors, Inc.        AND REGISTRAR
One West Pack Square            Fifth Third Bank
Suite 1650                      Corporate Trust Operations
Asheville, NC 28801             38 Fountain Square Plaza
                                Mail Drop # 10AT66-3212
                                Cincinnati, OH 45202

ADMINISTRATOR                   INDEPENDENT ACCOUNTANTS
Bear Stearns Funds              Tait, Weller & Baker
  Management Inc.               1818 Market Street
383 Madison Avenue              Suite 2400
New York, NY 10179              Philadelphia, PA 19103

CUSTODIAN                       LEGAL COUNSEL
Custodial Trust Company         Spitzer & Feldman P.C.
101 Carnegie Center             405 Park Avenue
Princeton, NJ 08540             New York, NY 10022

EXECUTIVE OFFICES
383 Madison Avenue
New York, NY 10179

For shareholder inquiries, registered shareholders should call (800) 837-2755. For general inquiries, please call (212) 272-2093.








                               [GRAPHIC OMITTED]






This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.